SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC. 20549



                                  FORM 8-K



                          Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  February 3, 1997




                           UNOCAL CORPORATION
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



       Delaware              1-8483                  95-3825062
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   (State or other         (Commission           (I.R.S. Employer
   jurisdiction of         File Number)          Identification No.)
    incorporation)




2141 Rosecrans Avenue, Suite 4000, El Segundo, California      90245
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(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code:  (310) 726-7600

Item 5.  Other Events

         On February 3, 1997, the Board of Directors of Unocal Corporation, a Delaware corporation (the "Corporation"), amended the Bylaws of the Corporation to change the notice procedures for stockholders to present business for consideration at a meeting of stockholders or to nominate a person for election as a director. The Bylaws of the Corporation, as amended, are attached as Exhibit 3.1 to this Form 8-K, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS

          3.1 Bylaws of Unocal Corporation, as amended February 3, 1997, and currently in effect.



                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 7, 1997           UNOCAL CORPORATION
                                  (Registrant)


                                    By:  /s/ CHARLES S. MCDOWELL
                                       ----------------------------
                                       Charles S. McDowell,
                                       Vice President and Comptroller